SUB-ITEM 77Q1(A)

Appendix A, dated January 1, 2012, to the Master Amended and Restated By-Laws for MFS Municipal Series Trust, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 33 to the Registration Statement of MFS Series Trust XI (File Nos. 33-68310 and 811-7992), as filed with the Securities and Exchange Commission via EDGAR on January 26, 2012, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.






































                           MFS MUNICIPAL SERIES TRUST


                         MFS FLORIDA MUNICIPAL BOND FUND




      Pursuant to  Section  9.2(b)  of  the  Amended and Restated Declaration of

Trust,  dated  December  16,  2004,  as  amended, (the  "Declaration"),  of  MFS

Municipal Series Trust (the "Trust"), the  undersigned,  constituting a majority of the Trustees of the Trust, do hereby certify that MFS Florida  Municipal Bond

Fund, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of November 17, 2011 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116

MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116

DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116


JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
addressStreet500 Boylston Street
placeCityBoston, StateMA PostalCode02116



214196